UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 28, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2007, Supertel Limited Partnership, a limited partnership 97% owned by Supertel Hospitality, Inc., entered into an amendment of its purchase agreement, previously reported by Supertel on Form 8-K dated January 17, 2007 providing for the purchase of seven hotels from Musselman Hotels II, LLC. Pursuant to the amendment, the closing of the transaction on July 2, 2007 has been changed to December 10, 2007 to accommodate seller’s lender requirements.

The amendment to the purchase agreement for the seven hotels is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1	Amendment to Purchase and Sale Agreement, dated June 28, 2007, between Supertel Limited Partnership and Musselman Hotels II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Supertel Hospitality, Inc.

Date: June 28, 2007	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
2.1	Amendment to Purchase and Sale Agreement, dated June 28, 2007, between Supertel Limited Partnership and Musselman Hotels II, LLC